Prepayment and other current assets	6 Months Ended
Jun. 30, 2026
Prepayment and other current assets
Prepayment and other current assets

Note 4 — Prepayment and other current assets

Prepayment and other current assets consisted of the following:

	As of	As of	As of
	December 31,	June 30,	June 30,
	2025	2026	2026
	RMB	RMB	US$
Prepaid expenses	11,937,161	8,071,162	1,189,542
Prepayment for intangible assets	43,352,840	25,070,945	3,695,000
Employee loans	2,729,457	1,874,808	276,313
Other project investment	1,683,616	—	—
Other receivables	1,937,493	3,007,897	443,309
Total	61,640,567	38,024,812	5,604,164

Prepayment for intangible assets consist of deposits paid to vendors for the development of course content.

The Group provided loans to certain employees, primarily for housing and other employee-related purposes and all employee loans are due within one year and expected to be repaid by December 31, 2026.